Exhibit 10.4

Date:     As of August 9, 2005

FOURTH AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF
RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

by and between

CORPORATE REALTY INCOME FUND I, L.P.

(“Trustor”)

having an office at
475 Fifth Avenue
21st Floor
New York, New York 10017

and

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank,
AS AGENT

having its principal office at
1185 Avenue of the Americas
New York, New York 10036

(“Beneficiary”)

This instrument prepared by, and after recording please return to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154-0037
Attention:  Kenneth D. Freeman, Esq.

FOURTH AMENDMENT TO DEED OF TRUST, ASSIGNMENT
OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

FOURTH AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING dated as of August 9, 2005 (as the same may be amended or otherwise modified from time to time, this “Amendment”) by and between CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership (the “Trustor”), having an office at 475 Fifth Avenue, 21st Floor, New York, New York 10017 and BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, a national banking association organized and existing under the laws of the United States of America (the “Beneficiary”), as Agent, having an office at 1185 Avenue of the Americas, New York, New York 10036.

WITNESSETH

          WHEREAS, the Trustor executed and delivered to CHICAGO TITLE COMPANY (the “Trustee”), for the benefit of Fleet Bank, National Association, as Lender, that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated September 26, 1996 (as heretofore amended and as the same may further be amended or otherwise modified from time to time, the “Trust Deed”) covering all of the Trustor’s estate in and to all that tract or parcel of land situate, lying and being in the County of Los Angeles, State of California, and more particularly described in Exhibit A annexed to and made a part of this Amendment;

          WHEREAS, the Trust Deed was recorded by the Los Angeles County Recorder’s Office (the “Recorder’s Office”) on October 1, 1996 as Instrument 96-1607352;

          WHEREAS, the Trustor and Fleet Bank, National Association, as Lender, are also parties to a Loan Agreement dated as of September 26, 1996 (as the same may be amended or otherwise modified from time to time, the “Loan Agreement”) and, pursuant to the Loan Agreement, the lenders thereunder agreed to lend up to $24,000,000 to the Trustor, and, to evidence such loans, the Trustor executed and delivered to the Beneficiary the Note;

          WHEREAS, payment of the indebtedness of the Trustor evidenced by the Note is secured by the Trust Deed;

          WHEREAS, the Trustor and Fleet Bank, National Association, as Lender, entered into a First Amendment of the Loan Agreement and Note dated as of December 6, 1996 (as the same may be amended or otherwise modified from time to time, the “First Amendment”) for the purpose, among others, of increasing the principal amount of the Note from $24,000,000 to $44,000,000, and as a condition precedent to the effectiveness of the First Amendment, such parties entered into a First Amendment to the Trust Deed, amending the Trust Deed and reconfirming the provisions thereof;

          WHEREAS, Fleet Bank, National Association assigned the Trust Deed to the Beneficiary pursuant to an assignment dated March 26, 1997 and recorded on April 8, 1997 as Instrument No. 97-532452 in the Recorder’s Office;

          WHEREAS, the Trustor, as Borrower, and Fleet Bank, National Association and other parties, as Lenders, entered into a Third Amendment to the Loan Agreement and Note dated as of September 25, 1998 (as the same may be amended or otherwise modified from time to time, the “Third Amendment”) for the purpose, among others, of increasing the principal amount of the Note from $44,000,000 to $49,000,000, and as a condition precedent to the effectiveness of the Third Amendment, such parties entered into a Second Amendment to the Trust Deed, amending the Trust Deed and reconfirming the provisions thereof;

          WHEREAS, the Trustor and Fleet National Bank (in its capacity as agent and as sole lender) entered into an Amended and Restated Loan Agreement dated as of October 12, 2000 (as the same may be amended or otherwise modified from time to time, the “Amended Loan Agreement”) and an Amended and Restated Secured Promissory Note dated as of October 12, 2000 (as the same may be amended or otherwise modified from time to time, the “Amended Note”) for the purpose, among others, of decreasing the principal amount of the Note from $49,000,000 to $25,000,000;

          WHEREAS, since the date of the Amended Note, the outstanding principal amount of the Amended Note has decreased from $25,000,000 to $3,104,289.23;

          WHEREAS, the Trustor and the Beneficiary (in its capacity as agent and as sole lender) are simultaneously entering into a First Amendment to Amended and Restated Loan Agreement (the “Loan Agreement Amendment”) and a First Amendment to Amended and Restated Secured Promissory Note (the “Note Amendment”) for the purpose, among others, of increasing the principal amount of the Note from $3,104,289.23 to $6,104,289.23; and

          WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement Amendment and the Note Amendment that each of the parties hereto shall have executed and delivered this Amendment, thereby amending the Trust Deed and each of the parties hereto is willing to do so.

          NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

          1.     All capitalized terms used herein without definition and which are defined in the Trust Deed are used herein with the meanings assigned to such terms in the Trust Deed.

          2.     All references in the Trust Deed to “Fleet National Bank” shall hereafter be deemed to be references to “Bank of America, N.A., successor by merger to Fleet National Bank, a national banking association organized and existing under the laws of the United States of America.”

          3.     The descriptions in the Trust Deed to the Note being in the principal amount of $24,000,000, as subsequently amended by the First Amendment to the Trust Deed so that all of such references became references to a Note in the principal amount of $44,000,000, by the Second Amendment to the Trust Deed so that all such references became references to a Note in the principal amount of $49,000,000, and by the Third Amendment to the Trust Deed so that all such references became references to a Note in the principal amount of $25,000,000, are hereby further amended so that all of such references shall be to a Note in the principal amount of $3,104,289.23.

          4.     All references in the Trust Deed to the Note shall hereafter be deemed to be references to the Amended Note, as amended by the Note Amendment, and all references in the Trust Deed to the Loan Agreement shall hereafter be deemed to be references to the Amended and Restated Loan Agreement, as amended by the Loan Agreement Amendment.

          5.     The definition of “Permitted Encumbrances” in the Trust Deed is hereby amended to mean each of the exceptions to coverage set forth in Schedule B – Section II of that certain Title Policy issued by Chicago Title Insurance Company to and accepted by the Beneficiary insuring the Trust Deed as supplemented by any endorsements issued on or about the date hereof and such other items as the Beneficiary, in its sole discretion, may approve in writing.

          6.      The following language is added as SECTION 8.3 of the Trust Deed:

          8.3     Interest Rate Protection Agreement.  This Trust Deed shall secure the payment of all amounts that may be due and payable pursuant to the terms of any interest rate swap, cap or other interest rate protection agreement (collectively, the “Hedge Agreement”) now or hereafter entered into between the Trustor and the Beneficiary or their respective designees, including, without limitation, the obligation of the Trustor to make payments thereunder and to pay any amounts which may become due upon a termination thereof.  All such payments with respect to such Hedge Agreement shall be deemed to be additional interest under the Note.  The additional interest shall be secured by this Trust Deed (even if the principal balance has been paid in full) and the Trustor shall not be entitled to a satisfaction, termination or release of this Trust Deed, and the lien and conveyance created by this Trust Deed shall continue, if and so long as any additional interest under the Note and/or the Hedge Agreement payable by the Trustor remains outstanding and unpaid and/or any Hedge Agreement remains outstanding.  A copy of the Hedge Agreement, if any, is on file with the Trustor.  Any breakage costs incurred under any Hedge Agreement shall be deemed to be additional interest under the Note and not principal, and any reference to “principal” in this Trust Deed shall not be deemed to apply to such breakage costs.

          7.      The granting clauses of the Trust Deed are hereby restated in their entirety and incorporated herein and the Trustor hereby ratifies and restates such granting clauses as incorporated herein.

          8.      The Trust Deed, as modified by this Amendment, and all covenants of the Trustor made in the Trust Deed are hereby ratified and confirmed by the Trustor in all respects, and the Trust Deed, as so modified, shall continue in full force and effect in accordance with its terms.

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          IN WITNESS WHEREOF, each of the parties has caused these presents to be signed and attested, all as of the day and year first above written.

ATTEST:	CORPORATE REALTY INCOME FUND I, L.P.

	By:	/s/ ROBERT F. GOSSETT, JR.

Robert F. Gossett, Jr.
General Partner

	By:	1345 REALTY CORPORATION
General Partner

	By:	/s/ ROBERT F. GOSSETT, JR.

Robert F. Gossett, Jr., President

ATTEST:	BANK OF AMERICA, N.A., AS AGENT

	By:	/s/ GREGORY W. EGLI

	Name:	Gregory W. Egli
	Title:	Senior Vice President

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

          On the 8 day of August in the year 2005 before me, the undersigned, personally appeared Robert F. Gossett, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/

Signature and Office of individual taking acknowledgment

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

          On the 8 day of August in the year 2005 before me, the undersigned, personally appeared Gregory W. Egli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/

Signature and Office of individual taking acknowledgment